UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020
________________________________________________
ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware	001-35480	20-4645388
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.
The Annual Meeting of the Stockholders of the Enphase Energy, Inc. (the “Company”) was held on May 20, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved and adopted the Certificate of Amendment (the “Certificate of Amendment”), of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of the Company’s common stock from 150,000,000 shares to 200,000,000 shares. The amendment was effected by filing the Certificate of Amendment with the Secretary of State of the State of Delaware on May __, 2020.
A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (“Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 23, 2020, the record date for the Annual Meeting, 123,850,901 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 107,763,821 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1: Election of Directors
Benjamin Kortlang and Richard Mora were elected as directors to hold office until the 2023 Annual Meeting of Stockholders by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Kortlang	70,277,123	11,515,637	25,971,061
Richard Mora	81,069,899	722,861	25,971,061
In addition to the directors elected above, Steven J. Gomo, Badrinarayanan Kothandaraman, Joseph Malchow, and Thurman John Rodgers continue to serve as directors after the Annual Meeting.

Proposal 2: Advisory Vote on the Compensation of Named Executive Officers
The compensation of Enphase’s named executive officers has been approved, on an advisory basis by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,431,902	1,166,248	194,610	25,971,061

Proposal 3: Approval of Certificate of Amendment
The amendment to the Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 shares to 200,000,000 shares has been approved by the following vote:

Votes For	Votes Against	Abstentions
104,429,342	3,021,270	313,209

Proposal 4: Stockholder Vote on Environmental, Social And Governance (ESG) Performance
The stockholder proposal requesting the issuance of an annual sustainability report describing the Company's ESG performance and describing the Company's short- and long-term responses to ESG related issues has been approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,354,324	38,566,249	872,187	25,971,061

Proposal 5: Ratification of Appointment of Deloitte & Touche LLP
The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the following vote:

Votes For	Votes Against	Abstentions
107,002,360	555,412	206,049

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Enphase Energy, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: May 26, 2020	ENPHASE ENERGY, INC.
	By:	/s/ Eric Branderiz
Eric Branderiz
Executive Vice President and Chief Financial Officer